UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 26, 2008

                          ARC Wireless Solutions, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                      Utah
                                      ----
                 (State or Other Jurisdiction of Incorporation)

             000-18122                             87-0454148
             ---------                             ----------
     (Commission File Number)         (IRS Employer Identification Number)


                             10601 West 48th Avenue
                           Wheat Ridge, Colorado 80033
                           ---------------------------
           (Address of principal executive offices including zip code)

                                 (303) 421-4063
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
                 (Former address, if changed since last report)

Item 7.01   Regulation FD Disclosure.

On June 26, 2008 the Company issued a press release entitled "ARC WIRELESS SOLUTIONS PROVIDES COMPANY UPDATE ". A copy of the press release is attached hereto as Exhibit 99.1.


In accordance with the General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by referenced in any filing.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit Number    Exhibit Title
--------------    -------------

99.1 Press Release Dated June 26, 2008 ARC WIRELESS SOLUTIONS PROVIDES COMPANY UPDATE


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ARC WIRELESS SOLUTIONS, INC.


Date: June 26, 2008                      By: /s/ Monty R. Lamirato
                                             -------------------------
                                             Monty R. Lamirato
                                             Chief Financial Officer